SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2005

ARQULE, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-21429	04-3221586

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19 Presidential Way
Woburn, MA

(Address of principal executive offices)

01801

(Zip code)

(781) 994-0300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Ex-99.1 Form of Agreement to the Amended and Restated 1994 Equity Incentive Plan

Section 1—Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On January 19, 2005, the Compensation and Nominating Committee of the Board of Directors of ArQule, Inc. awarded cash bonuses to the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the United States Securities and Exchange Commission) in respect of the Company’s performance for the fiscal year ended December 31, 2004. Bonuses were awarded as follows:

Executive Officer	Amount

Stephen A. Hill, President
and Chief Executive Officer	$206,000

J. David Jacobs, Vice President, Legal,
General Counsel and Secretary *	$45,386

Chiang Li, Vice President
and Chief Scientific Officer	$101,920

Louise A. Mawhinney, Vice President,
Treasurer and Chief Financial Officer	$50,000

On January 19, 2005, the Compensation and Nominating Committee of the Board of Directors of ArQule, Inc. granted stock option awards under its 1994 Amended and Restated Equity Incentive Plan to the Company’s named executive officers in respect of the Company’s performance for the fiscal year ended December 31, 2004. Awards were granted as follows:

Executive Officer	Award

Stephen A. Hill, President
and Chief Executive Officer	125,000

J. David Jacobs, Vice President, Legal,
General Counsel and Secretary*	30,000

Chiang Li, Vice President
and Chief Scientific Officer	50,000

Louise A. Mawhinney, Vice President,
Treasurer and Chief Financial Officer	50,000

On January 19, 2005, the Compensation and Nominating Committee of the Board of Directors of ArQule, Inc. approved base salaries and bonus ranges for the Company’s named executive officers for fiscal year 2005. The Compensation and Nominating Committee annually evaluates the performance and determines the total compensation of the Company’s named executive officers based on the Committee’s assessment of each individual’s responsibilities and performance, the Company’s performance and compensation for comparable positions in similar, publicly-traded biotechnology and biopharmaceutical companies located in the northeastern United States. The base salaries and bonus ranges are as follows:

Executive Officer	Amount	Maximum Potential Bonus
		(% of salary)

Stephen A. Hill, President
and Chief Executive Officer	$428,480	50%

J. David Jacobs, Vice President,
Legal, General Counsel and Secretary*	$236,000	20%

Chiang Li, Vice President
and Chief Scientific Officer	$305,760	35%

Louise A. Mawhinney, Vice President,
Treasurer and Chief Financial Officer	$211,302	25%

Dr. Hill, Dr. Li, and Ms. Mawhinney have employment agreements with the Company.

* Mr. Jacobs’ employment and employment contract were terminated without cause effective
March 1, 2005

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

99.1      Form of Agreement pursuant to the ArQule, Inc. Amended and Restated 1994 Equity Incentive Plan

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC.
(Registrant)

/s/ Louise A. Mawhinney

Louise A. Mawhinney
Vice President and Chief Financial Officer

Date: April 6, 2005